Exhibit 10.1

TERMINATION OF ASSET PURCHASE AGREEMENT

THIS TERMINATION OF ASSET PURCHASE AGREEMENT (“Termination Agreement ”), dated as of December 7, 2012, is by and among The Evergreen Group Ventures, LLC, a Delaware limited liability company (“Parent”), TEG Bronco Acquisition Company, LLC, a Delaware limited liability company (“Buyer,” and together with Parent, the “Buyer Parties”), Heelys, Inc., a Delaware corporation (the “Company”), Heeling Sports Limited, a Texas limited partnership (“Heelys Texas”), Heeling Sports EMEA SPRL, a Belgian corporation (“Heelys EMEA”), and Heeling Sports Japan, K.K., a Japanese corporation (“Heelys Japan” and, together with the Company, Heelys Texas, and Heelys EMEA, the “Seller Parties”).

A.           The parties entered into that certain Asset Purchase Agreement, dated as of October 22, 2012, by and among and the Buyer Parties and the Seller Parties (the “Purchase Agreement”).  Capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Purchase Agreement.

B.           Pursuant to Section 9.01(c)(iv) of the Purchase Agreement, the Seller Parties’ Representative hereby provides notice to Buyer that it is hereby terminating the Purchase Agreement, in order to enter into a Heelys Acquisition Agreement that constitutes a Superior Proposal.

C.           The Parties desire to enter into this Termination Agreement to express their agreement with respect to the termination of the Purchase Agreement and the other agreements set forth herein.

A G R E E M E N T:

NOW, THEREFORE, the Parties agree as follows:

1.           The parties hereto, on behalf of themselves and their respective controlled Affiliates, successors and assigns, hereby agree that the Purchase Agreement has been terminated as of December 7, 2012, in accordance with Section 9.01(c)(iv) thereof, and there shall be no liability thereunder on the part of any party hereto or thereto or any of their respective Affiliates, successors and assigns, other than the obligation of the Company to pay to Buyer $475,000, which the Company shall pay by wire transfer of immediately available funds within three Business Days after the date hereof to the account set forth on Exhibit A hereto.  The Seller Parties and Buyer acknowledge that such payment constitutes the Termination Fee.  Buyer acknowledges and agrees that the Buyer Parties are not entitled to any other payments or other rights or recourse pursuant to or relating to the Purchase Agreement or any other Transaction Document.  Each Seller Party acknowledges and agrees that no Seller Party is entitled to any payments or other rights or recourse pursuant to or relating to the Purchase Agreement or any other Transaction Document.  The parties further acknowledge and agrees that as a result of the termination of the Purchase Agreement, the Voting Agreement has terminated in accordance with Section 6 thereof.

2.           Each party hereby represents and warrants to the other parties hereto that such party (a) has not assigned or otherwise transferred any of its rights or interests in the Purchase Agreement, and (b) has the full right and authority to execute and deliver this Termination Agreement, and each person signing on behalf of such party is authorized to do so.

3.           This Termination Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

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Termination of Asset Purchase Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Termination Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

HEELYS, INC.,		THE EVERGREEN GROUP VENTURES, LLC
a Delaware corporation		a Delaware limited liability company

By:	/s/ Thomas C. Hansen	By:	/s/ Jim Wagner
	Name: Thomas C. Hansen		Name: Jim Wagner
	Title: President & CEO		Title: Manager

HEELING SPORTS LIMITED,		TEG BRONCO ACQUISITION COMPANY, LLC,
a Texas limited partnership		a Delaware limited liability company

By: Heeling Management Corporation			By: TEG Bronco Holding Company, LLC
Its: General Partner			Its: Sole Member

By:	/s/ Thomas C. Hansen		By: The Evergreen Group Ventures, LLC
	Name: Thomas C. Hansen		Its: Sole Member
Title: President & CEO

HEELING SPORTS EMEA SPRL,			By:	/s/ Jim Wagner
a Belgian corporation				Name: Jim Wagner
Title: Manager
By:	/s/ Thomas C. Hansen
Name: Thomas C. Hansen
Title: Director

HEELING SPORTS JAPAN, K.K.
a Japanese corporation

By:	/s/ Thomas C. Hansen
Name: Thomas C. Hansen
Title: Director

Termination of Asset Purchase Agreement